UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 9, 2011

Level 3 Communications, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-15658	47-0210602
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado	80021
(Address of principal executive offices)	(Zip code)

720-888-1000
(Registrant’s telephone number including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On June 9, 2011, Level 3 Escrow, Inc. (“Level 3 Escrow”), an indirect, wholly owned subsidiary of Level 3 Communications, Inc. (“Level 3”), entered into an indenture (the “Indenture”) with The Bank of New York Mellon Trust Company, N.A., as trustee, in connection with Level 3 Escrow’s issuance of $600,000,000 in aggregate principal amount of its 8.125% Senior Notes due 2019 (the “8.125% Senior Notes”).

The gross proceeds from the offering of the 8.125% Senior Notes were deposited into a segregated escrow account and will remain in escrow until the date of the satisfaction of certain escrow conditions including, but not limited to, the substantially concurrent consummation of the proposed acquisition (the “Amalgamation”), by Level 3 of Global Crossing Limited (“Global Crossing”) pursuant to the Agreement and Plan of Amalgamation, dated as of April 10, 2011, by and among Level 3, Apollo Amalgamation Sub, Ltd. and Global Crossing and the assumption of the 8.125% Senior Notes by Level 3 Financing, Inc. (the “Notes Assumption”), a wholly owned subsidiary of Level 3 and the direct parent company of Level 3 Escrow (“Level 3 Financing”).  If the escrow conditions are not satisfied on or before April 10, 2012 (or any earlier date on which Level 3 determines that any of such escrow conditions cannot be satisfied) Level 3 Escrow will be required to redeem the 8.125% Senior Notes at a redemption price equal to 100% of the principal amount of the 8.125% Senior Notes, plus accrued and unpaid interest.

Prior to the Notes Assumption, Level 3 and Level 3 Financing will not be liable for the obligations of Level 3 Escrow for principal, premium or interest payments with respect to the 8.125% Senior Notes.  Following the Notes Assumption, the 8.125% Senior Notes will be senior unsecured obligations of Level 3 Financing, ranking equal in right of payment with all other senior unsecured indebtedness of Level 3 Financing, and Level 3 will guarantee the 8.125% Senior Notes.  The 8.125% Senior Notes will mature on July 1, 2019.  Interest on the 8.125% Senior Notes will be payable on January 1 and July 1 of each year, beginning on January 1, 2012.

Following the release of the escrowed funds in connection with the Notes Assumption, the escrowed funds will be used to refinance certain existing indebtedness of Global Crossing in connection with the closing of the Amalgamation.  The gross proceeds from the offering reduce the outstanding bridge commitment that Level 3 has in place with certain financial institutions in connection with refinancing certain Global Crossing indebtedness.

Following the Notes Assumption, the 8.125% Senior Notes will be subject to redemption at the option of Level 3 Financing, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days’ prior notice, (i) prior to July 1, 2015, at 100% of the principal amount of 8.125% Senior Notes so redeemed plus (A) the applicable make-whole premium set forth in the Indenture, as of the redemption date and (B) accrued and unpaid interest thereon (if any) up to, but not including, the redemption date, and (ii) on and after April 1, 2015, at the redemption prices set forth below (expressed as a percentage of principal amount), plus accrued and unpaid interest thereon (if any) up to, but not including the redemption date. The redemption price for the 8.125% Senior Notes if redeemed during the twelve months beginning (i) April 1, 2015 is 104.063%, (ii) April 1, 2016 is 102.031% and (iii) April 1, 2017 and thereafter is 100.0%.

At any time or from time to time after the Notes Assumption and on or prior to April 1, 2014, up to 35% of the original aggregate principal amount of the 8.125% Senior Notes may be redeemed at a redemption price equal to 108.125% of the principal amount of the 8.125% Senior Notes so redeemed, plus accrued and unpaid interest thereon (if any) up to, but not including the redemption date, with the net cash proceeds contributed to the capital of Level 3 Escrow from one or more private placements of Level 3 or underwritten public offerings of common stock of Level 3 resulting, in each case, in gross proceeds of at least $100 million in the aggregate. However, at least 65% of the original aggregate principal amount of the 8.125% Senior Notes must remain outstanding immediately after giving effect to such redemption. Any such redemption shall be made within 90 days following such private placement or public offering upon not less than 30 nor more than 60 days’ prior notice.

The offering of the 8.125% Senior Notes was not registered under the Securities Act of 1933, as amended, and the 8.125% Senior Notes may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  The 8.125% Senior Notes were sold to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended, and non-U.S. persons outside the United States under Regulation S under the Securities Act of 1933, as amended.

The Indenture is filed as Exhibit 4.1 to this Form 8-K and incorporated herein by reference. The descriptions of the material terms of that indenture are qualified in their entirety by reference to such exhibit.

On June 9, 2011, Level 3 issued a press release relating to the closing of Level 3 Escrow’s private offering of $600 million aggregate principal amount of the 8.125% Senior Notes.

That press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference as if set forth in full.

Item 9.01.    Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

None

(b) Pro Forma Financial Information

None

(c) Shell Company Transactions

None

(d) Exhibits

4.1

Indenture, dated as of June 9, 2011, between Level 3 Escrow, Inc., as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the 8.125% Senior Notes due 2019 of Level 3 Escrow, Inc.

99.1	Press Release, dated June 9, 2011, relating to the closing of the private offering of the 8.125% Senior Notes by Level 3 Escrow, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Level 3 Communications, Inc.

	By:	/s/ Neil J. Eckstein
Neil J. Eckstein
Senior Vice President
Date: June 10, 2011

Exhibit Index

Exhibit	Description

4.1

Indenture, dated as of June 9, 2011, between Level 3 Escrow, Inc., as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the 8.125% Senior Notes due 2019 of Level 3 Escrow, Inc.

99.1	Press Release, dated June 9, 2011, relating to the closing of the private offering of the 8.125% Senior Notes by Level 3 Escrow, Inc.